UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 27, 2006

                  Commission File Number of issuing entity:
                                333-131209-12

                          RASC Series 2006-KS9 Trust

      _________________________________________________________________
                        (Exact name of issuing entity)

                     Commission File Number of depositor:
                                  333-131209

                   Residential Asset Securities Corporation

      _________________________________________________________________
            (Exact name of depositor as specified in its charter)

                       Residential Funding Company, LLC

      _________________________________________________________________
             (Exact name of sponsor as specified in its charter)

             DELAWARE                                    51-0362653
      (State or other jurisdiction                    (I.R.S. employer
         of incorporation)                           identification no.)

          c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN    55437
            (Address of principal executive offices)    (Zip code)

      Registrant's telephone number, including area code (952) 857-7000

      _________________________________________________________________
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8- Other Events.

Item 8.01. Other Events:

The original Form 8-K, filed on November 13, 2006, is hereby amended by this Form 8-K/A to replace the Pooling and Servicing Agreement, dated as of October 27, 2006, previously filed with respect to Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS9.

Section 9- Financial Statements and Exhibits.

Item 9.01(d). Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                  Sequentially
Exhibit                                                             Numbered
Number                                                            Exhibit Page

10.1  Pooling and Servicing Agreement, dated as of October 27, 2006, among
Residential       Asset Securities Corporation, as depositor, Residential
Funding Company, LLC, as      master servicer and U.S. Bank National
Association, as trustee.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RESIDENTIAL ASSET SECURITIES CORPORATION



                                          By:   /s/Joseph Orning
                                             Name:  Joseph Orning
                                             Title: Vice President


Dated:  November 14, 2006

                                Exhibit Index


Exhibit 10.1

Pooling and Servicing Agreement, dated as of October 27, 2006, among Residential Asset Securities Corporation, as depositor, Residential Funding Company, LLC, as master servicer and U.S. Bank National Association, as trustee.